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                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549

                               ---------------

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   JANUARY 20, 1997
                                                 -------------------------------

                                 AMRE, INC.
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               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                       1-9632                 75-2041737
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(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification No.)


8585 N. STEMMONS FREEWAY, SOUTH TOWER, DALLAS, TX                     75247
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including are code:    (214) 658-6300
                                                    ----------------------------


                                     N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

         On January 20, 1997 an involuntary petition of reorganization was filed by I Rent America, Telequestion, Inc. and Good Design against AMRE, Inc. under Chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101-1330 (hereinafter the "BANKRUPTCY CODE"), as amended. On January 22, 1997, AMRE, Inc. consented to an order for relief under Chapter 11 of the Bankruptcy Code. The entry of the order for relief under Chapter 11 of the Bankruptcy Code was entered on January 23, 1997.

         Four subsidiaries of AMRE, Inc., American Remodeling, Inc., Facelifters Home Systems, Inc., Century 21 Home Improvements, Inc. and Congressional Construction Corporation, filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code on January 22, 1997. These filings acted as an order for relief under Chapter 11 of the Bankruptcy Code.

All of the above proceedings were filed in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division and have been administratively consolidated under case number 397-30567-SAF-11.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following information is incorporated herein by reference.

         (C)     EXHIBITS

                 *99.1    Press Release issued by AMRE on January 17, 1997.





         * Filed herewith.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.


                                        AMRE, INC.



Date:  February 3, 1997                 By: /s/  J. Gregg Pritchard
                                           -------------------------------
                                            J. Gregg Pritchard
                                            President
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                                 EXHIBIT INDEX



EXHIBIT
  NO.                          DESCRIPTION
-------                        -----------

 *99.1          Press Release issued by AMRE on January 17, 1997.





* Filed herewith.